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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  March 3, 1997



                      ENSCO INTERNATIONAL INCORPORATED
           (Exact name of registrant as specified in its charter)



                                  DELAWARE
               (State or other jurisdiction of incorporation)

             1-8097                                        76-0232579
(Commission File Number)                                 (IRS Employer
                                                       Identification No.)



2700 Fountain Place, 1445 Ross Avenue, Dallas, Texas         75202-2792
      (Address of principal executive office)                (Zip Code)


    Registrant's telephone number, including area code:  (214) 922-1500



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Item 5.  Other Events

     On March 3, 1997, the Board of Directors of ENSCO International Incorporated (formerly known as Energy Service Company, Inc.) (the "Company") amended the Shareholder Rights Plan of the Company (the"Rights Plan") to increase the Purchase Price defined in Section 7(b) of the Rights Plan from $50.00 for each one one-hundredth of a share of preferred stock purchasable upon the exercise of a Right to $250.00 for each one one-hundredth of a share of preferred stock purchasable upon the exercise of a Right, subject to adjustment.

Item 7.  Financial Statements and Exhibits

(c)  Exhibits.
     --------

             Exhibit
             Number       Description
             -------      -----------

               4.1 Rights Agreement, dated as of February 21, 1995, between the Company and American Stock Transfer & Trust Company, as Rights Agent, which includes as Exhibit A the Form of Certificate of Designations of Series A Junior Participating Preferred Stock of the Company, as Exhibit B the Form of Right Certificate, and as Exhibit C the Summary of Rights to Purchase Shares of Preferred Stock of the Company (incorporated herein by reference from Exhibit 1 to Form 8-A of ENSCO International Incorporated (formerly known as Energy Service Company, Inc.) filed with the Securities and Exchange Commission on February 23, 1995).

               4.2 First Amendment to Rights Agreement dated as of March 3,1997, between ENSCO International Incorporated and American Stock Transfer & Trust Company, as Rights Agent.
















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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                         ENSCO INTERNATIONAL INCORPORATED



Date: March 3, 1997                 By:    /s/  H. E. MALONE
                                           --------------------------------
                                    Name:       H. E. Malone
                                           --------------------------------
                                    Title:      Chief Accounting Officer
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